HIGHLAND FUNDS II

Highland Socially Responsible Equity Fund

Supplement dated October 30, 2020 to the Summary Prospectus, Prospectus and Statement

of Additional Information (“SAI”) each dated January 31, 2020, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectus and Statement of Additional Information and should be read in conjunction with the Summary Prospectuses, Prospectus and Statement of Additional Information.

IMPORTANT NOTICE

The following information supplements and supersedes any information to the contrary contained in the Summary Prospectus, Prospectus and/or Statement of Additional Information of Highland Socially Responsible Equity Fund, a series of Highland Funds II (the “Trust”), each dated and supplemented as noted above.

Following discussions held at meetings on February 27-28, 2020, June 16-17, 2020 and October 28, 2020, the Board of Trustees (the “Board”) of Highland Funds I (the “HFI”) and Highland Funds II (the “HFII”) unanimously approved an Agreement and Plan of Reorganization (the “Plan”) for the reorganization of Highland Socially Responsible Fund (the “Acquired Fund”) into NexPoint Merger Arbitrage Fund (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds”). Under the Plan, the Acquired Fund would be reorganized into the Acquiring Fund on or around January 15, 2021 (the “Closing Date”). Shareholders of record as of November 20, 2020, will be entitled to vote on the Plan.

Under the terms of the Plan and subject to shareholder approval at a shareholder meeting scheduled to be held on or about January 15, 2021, the reorganization will involve: (1) the Acquired Fund transferring all or substantially all of its assets and liabilities to the Acquiring Fund in exchange for shares of beneficial interest in the Acquiring Fund; and (2) the Acquired Fund distributing to its shareholders shares of the corresponding classes of the Acquiring Fund in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund and subsequent termination of the Acquired Fund (all of the foregoing transactions being referred to collectively as the “Reorganization”).

The Board approved the Plan after considering the recommendation of Highland Capital Management Fund Advisors, L.P. (the “Adviser”), the investment adviser to the Funds, and a variety of other factors and information, including that the Reorganization is expected to be a tax-free transaction for the Funds and their shareholders (which means that no gain or loss would be recognized directly by the Funds or their shareholders as a result of the Reorganization); the Adviser currently serves as the investment adviser to each of the Funds and will continue to serve as investment adviser to the Acquiring Fund; and James Dondero and Mike Hurley currently serve as the portfolio managers of the Acquired Fund and James Dondero, Brad Heiss and Eric Fritz currently serve as the portfolio managers of the Acquiring Fund and will continue to serve as portfolio managers of the Acquiring Fund. The Board also considered that although shareholders of the Acquired Fund pay higher overall fees, such fees are reasonable considering the Acquiring Fund offers (i) exposure to a market neutral strategy with less volatility, historically; (ii) a stronger historical performance record, although over a shorter period of time; and (iii) a better opportunity for the Fund to achieve economies of scale given demand for non-correlated alternative investments in the open-end fund space. Past performance is no guarantee of future results.

Additionally, subject to the consummation of the Reorganization, the Adviser has agreed to keep the Acquiring Fund’s expense limitation agreement (“ELA”) in place for one year from the Closing Date. The ELA limits the Acquiring Fund’s total annual operating expenses (exclusive of fees paid by the Acquiring Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, brokerage commissions and other transaction costs, interest payments, acquired fund fees and expenses, extraordinary expenses and dividend expense on short sales) to 1.50% of average daily net assets attributable to any class of the Acquiring Fund.

At any time prior to the Reorganization, shareholders may redeem shares of the Acquired Fund. Such a redemption would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes, which would be taxable to a shareholder that holds the shares in a taxable account. Additionally, Acquired Fund shareholders will not incur any sales load or similar transaction charges as part of the Reorganization. Please contact the Adviser at 1-877-665-1287 if you have questions about the Reorganization or your account.

A special meeting of shareholders during which shareholders of the Acquired Fund will be asked to consider and vote on the Plan has been scheduled to be held on or about January 15, 2021. If shareholders of the Acquired Fund approve the reorganization, the reorganization is expected to take effect on or about January 15, 2021.

Shareholders of record of the Acquired Fund will receive a prospectus/proxy statement that will include important information regarding the Reorganization. Those shareholders should read that prospectus/proxy statement carefully when it is available. For more information regarding the Acquired or Acquiring Fund please call 1-877-665-1287 or visit the Funds’ Web site at www.highlandfunds.com/literature or www.nexpointgroup.com/nexpoint-merger-arbitrage-fund/.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS,

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

HFII-HPE-SUPP2-1020